CONSOLIDATED BALANCE SHEETS (Parenthetical) (USD $)	Dec. 31, 2012	Dec. 31, 2011
CONSOLIDATED BALANCE SHEETS
Accounts receivable trade, allowance	$ 47,582,216	$ 9,505,481
Advances to suppliers, allowance	9,639,629	9,458,683
Advances to suppliers, allowance	$ 28,905,858	$ 28,665,038
Common share, par value (in dollars per share)	$ 0	$ 0
Common shares, shares issued (in shares)	43,242,426	43,155,767
Common shares, shares outstanding (in shares)	43,242,426	43,155,767